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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 3, 2005

                              --------------------

                         Commission File Number 0-22935


                             PEGASUS SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)




                        DELAWARE                        75-2605174
           (State or other jurisdiction of           (I.R.S. Employer
            incorporation or organization)          Identification No.)


CAMPBELL CENTRE I, 8350 NORTH CENTRAL
EXPRESSWAY, SUITE 1900, DALLAS, TEXAS                           75206
(Address of principal executive office)                       (Zip Code)


       Registrant's telephone number, including area code: (214) 234-4000

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Item 2.02  Results of Operations and Financial Condition

On May 3, 2005, Pegasus Solutions, Inc. issued a press release announcing its unaudited financial results for the first quarter ended March 31, 2005 as well as other business matters. Attached to this current report on Form 8-K is a copy of the related press release dated May 3, 2005.

The information included herein and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933.


          Exhibit Number                               Description
          --------------                               -----------
                  99.1                        Press release issued May 3, 2005



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PEGASUS SOLUTIONS, INC.


May 3, 2005                                     /s/ SUSAN K. COLE
                                                -----------------------------
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

        Exhibit Number                                Description
        --------------                                -----------
                 99.1                      Press release issued May 3, 2005



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